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             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

               CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                                    (Seller)

                 -------------------------------------------

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of July 11, 2000

                 -------------------------------------------

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                                TABLE OF CONTENTS


                                                                            Page

Section 1.     Transactions on or Prior to the Closing Date..................1
Section 2.     Closing Date Actions..........................................1
Section 3.     Conveyance of Mortgage Loans..................................2
Section 4.     Depositor's Conditions to Closing.............................5
Section 5.     Seller's Conditions to Closing................................7
Section 6.     Representations and Warranties of Seller......................7
Section 7.     Obligations of Seller.........................................9
Section 8.     Representations and Warranties of Depositor..................10
Section 9.     Survival of Certain Representations, Warranties and Covenants11
Section 10.    Accountant's Letters.........................................11
Section 11.    Expenses; Recording Costs....................................11
Section 12.    Notices......................................................11
Section 13.    Examination of Mortgage Files................................12
Section 14.    Successors...................................................12
Section 15.    Governing Law................................................12
Section 16.    Severability.................................................12
Section 17.    Further Assurances...........................................12
Section 18.    Counterparts.................................................12
Section 19.    Treatment as Security Agreement..............................13
Section 20.    Recordation of Agreement.....................................14

Schedule I     Schedule of Transaction Terms
Schedule II    Mortgage Loan Schedule
Schedule III   Mortgage Loans Constituting Mortgage Groups
Schedule IV    Mortgage Loans with Lost Mortgage Notes
Schedule V    Exceptions with Respect to Seller's Representations and
               Warranties

Exhibit A      Representations and Warranties of Seller Regarding the
               Mortgage Loans
Exhibit B      Form of Lost Mortgage Note Affidavit

Exhibit C      Form of Assignment of Mortgage(s) and Assignment of Assignment
               of Lessor's Interests in Leases, Rents and Profits
Exhibit D      Form of Seller's In-House Counsel Opinion


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                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of July 11, 2000, is made by and between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Seller") and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor").

                                    RECITALS

            I.....Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement.

            II....On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. Depositor intends to deposit the Mortgage Loans and other assets into the Trust Fund created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"), against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing shall take place at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price (as defined herein) shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to [____%] of the aggregate outstanding principal balance of the Mortgage Loans, after giving effect to any scheduled monthly payments due on or prior to the Cut-off Date, plus accrued interest at the weighted average Mortgage Rate from the Cut-off Date to but not including the Closing Date.

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under each of the Mortgage Loans identified on the Mortgage Loan Schedule and all property of Seller described in Section 19 of this Agreement. On or prior to the Closing Date, each Mortgage File shall be delivered by Seller to the Trustee. Each Mortgage File shall contain the following documents:

            (a) the original Mortgage Note, or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note" affidavit substantially in the form of Exhibit B hereto and a true and complete copy of the Mortgage Note, bearing, or accompanied by, all prior and intervening endorsements or assignments thereof showing a complete chain of endorsement or assignment from the Originator of the related Mortgage Loan to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-C1, without recourse, representation or warranty, express or implied;"

            (b) a duplicate original Mortgage (or a certified copy thereof from the applicable recording office) and originals (or certified copies from the applicable recording office) of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller, in each case with evidence of recording indicated thereon;

            (c) an original (or a true and complete copy if the original has been sent by the Seller for recordation) Assignment of Mortgage substantially in the form of Exhibit C hereto, in recordable form, from Seller to Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-C1;

            (d) an original Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form;

            (e) an original (or a true and complete copy if the original has been sent by the Seller for recordation) of any related assignment of Assignment of Leases (if such item is a document separate from the Mortgage) substantially in the form of Exhibit C hereto and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller, in each case with evidence of recording thereon;

            (f) an original or a true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller;

            (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), in recordable form, executed by Seller in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-C1;

            (h) originals or true and complete copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the related Mortgage or Mortgage Note or any related security document have been modified or the related Mortgage Loan has been assumed;

            (i) the original lender's title insurance policy or a copy thereof effective as of the date of the recordation of the related Mortgage Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, or if the policy has not yet been issued, a written binding commitment or interim binder, dated as of the date the related Mortgage Loan was funded;

            (j) the original or a true and complete copy of any guaranty of the obligations of the Mortgagor under the related Mortgage Loan and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller, in each case with evidence of recording thereon;

            (k) all UCC Financing Statements and continuation statements or copies thereof filed with respect to the Mortgage Loans;

            (l) the original or a true and complete copy of the power of attorney (with evidence of recording thereon) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

            (m) any intercreditor agreement relating to any debt of a Borrower secured by the related Mortgaged Property other than the related Mortgage Loan;

            (n) if any related Lock-Box Agreement or Cash Collateral Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-2 or UCC-3 financing statements assigning such security interest to the Trustee on behalf of the Certificateholders);

            (o)   any Loan Agreement;

            (p)   [reserved];

            (q)   any environmental insurance policies;

            (r)   [reserved];

            (s) letters of credit, if any, relating to the Additional Collateral Loans, including with respect to Loan Nos. 20, 21 and 22, within 120 days of the Closing Date, the original letter of credit provided by the borrower, fully assigned to the Trustee;

            (t)   the related intercreditor agreement, if any;

            (u) the applicable participation documents, including (i) the Amended and Restated Participation and Intercreditor Agreement for Loan No. 8 on the Mortgage Loan Schedule (the "L'Enfant Loan"), dated June 11, 2000, by and between the Depositor and The Chase Manhattan Bank, as trustee for Credit Suisse First Boston Mortgage Securities Corp., Commercial Pass Through Certificates, Series 1999-C1 as successor to Credit Suisse First Boston Mortgage Securities Corp., and (ii) the Co-Lender Agreement relating to the L'Enfant Loan, dated November 11, 1998, by and between The Chase Manhattan Bank, as trustee for Credit Suisse First Boston Mortgage Securities Corp., Commercial Pass Through Certificates, Series 1998 C-2 as successor to Credit Suisse First Boston Mortgage Securities Corp. and the Seller; and

            (v) any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            With respect to the L'Enfant Loan and the 1211 Avenue of the Americas Loan, document delivery requirements (other than those specified in clause (u) above) will be met by the delivery of copies of any mortgage loan documents required to be delivered under this agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan (other than the L'Enfant Loan or the 1211 Avenue of the Americas Loan, Seller cannot deliver an original recorded counterpart of any of the documents required to be delivered pursuant to clauses (b), (d), (f), (h),
(k) (with respect to UCC financing statements filed other than in accordance with the transfer contemplated by this Agreement) and (l) above with evidence of recording or filing thereon concurrently with the execution and delivery hereof, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation, Seller shall deliver, or cause to be delivered, to the Trustee a duplicate original or true copy of such document certified by the applicable public recording or filing office to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing.

            Notwithstanding the foregoing, in the event that Seller cannot deliver to the Trustee any UCC-2 or UCC-3 assignment with the filing information of the UCC-1 financing statement being assigned, solely because of a delay caused by the public filing office where such UCC-1 financing statement has been delivered for filing, Seller shall deliver or cause to be delivered to the Trustee a photocopy of such UCC-2 or UCC-3 assignment with the filing information left blank. Seller, promptly upon receipt of the applicable filing information of the UCC-1 financing statement being so assigned, shall deliver to the Trustee the original UCC-2 or UCC-3 assignment with all appropriate filing information set forth thereon.

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its affiliates solely for internal uses, shall immediately vest in Depositor and shall be forwarded by Seller to the Trustee by overnight mail for next-day delivery and retained and maintained, in trust, by the Trustee at the will of Depositor, in such custodial capacity only. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days of Seller's receipt thereof to the Servicer via wire transfer for deposit by the Servicer into the Collection Account.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

                  (i) the Mortgage Files, which shall have been delivered to and held by the Trustee on behalf of Seller;

                  (ii)  the Mortgage Loan Schedule;

                  (iii) an officer's certificate of Seller, dated as of the Closing Date, with certified copies of the charter, by-laws, and a certificate of good standing dated as of a recent date of Seller;

                  (iv) an opinion of Seller's in-house counsel, dated the Closing Date, in substantially the same form as Exhibit D attached hereto.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made herein, and on certificates or other documents furnished by officers of Seller.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the Limited Liability Company Act of the State of Delaware and the laws of the State of New York and the United States and shall not be required to express any opinion with respect to the registration or qualification of the Certificates under any applicable state or federal securities laws.

                  Such counsel shall state that, although such counsel has not specifically considered the possible applicability to Seller of any other laws, regulations, judgments, orders or decrees, no facts have been disclosed to such counsel that cause such counsel to conclude that any other consent, approval or action is required;

                  (v) an opinion of Cadwalader, Wickersham & Taft, special counsel to Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as Depositor may approve):

                  Assuming the due authorization, execution and delivery of this Agreement by Seller, this Agreement constitutes a valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except to the extent that enforcement hereof may be limited by (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect and (y) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, Seller.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the laws of the State of New York and the United States to the extent specifically referred to.

                  (vi) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Seller under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                  (A) an officer's certificate of Depositor, dated as of the
            Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                  (B) such other certificates of its officers or others and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            Section 6.  Representations and Warranties of Seller.

            (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

                 (i) Seller is duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

                 (ii)Neither the execution and delivery by Seller of this Agreement, nor the compliance by Seller with the provisions hereof, nor the consummation by Seller of transactions contemplated by this Agreement will (I) conflict with or result in a breach of, or constitute a default or result in the acceleration of any obligations under, the certificate of formation or operating agreement of Seller or, after giving effect to the consents or the taking of the actions contemplated by clause (II) of this subparagraph (ii), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Seller or its properties or any of the provisions of any material indenture or mortgage or any other material contract or instrument to which Seller is a party or by which it or any of its properties is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument (other than pursuant to this Agreement) or (II) require the consent of or notice to, or any filing with, any person, entity or governmental body, which has not been obtained or made by Seller, except where, in any of the instances contemplated by clause (I) above or this clause (II), the failure to do so will not have a material adverse effect on any transactions relating to the sale of the Mortgage Loans by Seller.

                 (iii) The execution and delivery by Seller of this Agreement, and the consummation of transactions contemplated by this Agreement on the terms set forth herein, have been duly authorized by all necessary limited liability company action on the part of Seller and are within the limited liability company power of Seller, and this Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding instrument, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

                 (iv)No consent, approval, authorization or order of, registration or filing with, or notice to any federal, state or local governmental authority or court that has not been obtained, made or given is required in connection with the execution, delivery and performance of this Agreement by Seller.

                 (v) No litigation is pending or, threatened against the Seller which would materially and adversely affect the validity of the Mortgage Loans, or the ability of the Seller to carry out any transactions relating to the sale of the Mortgage Loans by Seller.

                 (vi)Except as set forth on Schedule V hereto, the representations and warranties contained in Exhibit A-1 and Exhibit A-2 hereto are true and correct in all material respects as of the Closing Date.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, subject to Section 14 of this Agreement, notwithstanding any restrictive or qualified endorsement on the mortgage notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of any initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates.

            Upon discovery of any Defect (as defined herein) in a Mortgage File related to a Mortgage Loan, Depositor or its assignee shall promptly notify Seller in writing of such Defect and request that Seller cure such Defect within 90 days from the date Seller was notified of such Defect; provided, however, that if such Defect would cause such Mortgage Loan to be other than a "qualified mortgage" under Section 860G(a)(3) of the Code, then such cure shall be within 90 days of discovery of such Defect. A document in the Mortgage File shall be deemed to have a "Defect" if (a) any document required to be included in the Mortgage File is not in the possession of the Trustee, within the time required to be delivered pursuant to this Agreement or (b) such document has not been properly executed or is otherwise defective on its face; provided, however, that a document shall not be deemed to have a Defect if such Defect is caused by the failure by Depositor to execute such document after having been directed by Seller to execute such document. If Seller does not correct or cure such Defect within such period, Seller shall purchase such Mortgage Loan from the Trust Fund at the Purchase Price pursuant to Section 2.03 of the Pooling and Servicing Agreement.

            Within 90 days of the receipt of written notice by Seller of a breach (a "Breach") of any of the representations, warranties or covenants of Seller with respect to the Mortgage Loans set forth in Exhibit A to this Agreement (or, if any such Breach would cause the Mortgage Loan to be other than a "qualified mortgage" under Section 860G(a)(3) of the Code, within 90 days of discovery of the Breach) which, in either case, materially and adversely affects either (i) the interests of Depositor or the Certificateholders in the related Mortgage Loan or (ii) the value of the related Mortgage Loan, Seller shall cure such Breach and, if Seller does not correct or cure such Breach within such period, or if such Breach cannot be so cured, then Seller shall purchase the affected Mortgage Loan at the Purchase Price pursuant to Section 2.03 of the Pooling and Servicing Agreement. If Seller is required to repurchase any Mortgage Loan that is part of a Mortgage Group (as defined herein), Seller shall also be required to repurchase the remaining Mortgage Loans in such Mortgage Group. For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            The Purchase Price for any repurchased Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or its assignee, and Depositor or its assignee, upon receipt of such funds, shall promptly release the related Mortgage File or cause it to be released, to Seller and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in Seller title to any Mortgage Loan released pursuant hereto. The Depositor or the Servicer, as applicable, shall deliver to Seller an officer's certificate setting forth the calculation of the Purchase Price.

            Section 8.  Representations    and    Warranties   of   Depositor.
Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of or notice to, or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 9. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 11 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 10. Accountant's Letters. On or before the Closing Date, PriceWaterhouseCoopers LLP will have reviewed the characteristics of the Mortgage Loans described in (a) the Mortgage Loan Schedule attached hereto and set forth as an exhibit to the Pooling and Servicing Agreement and (b) the computer disk prepared by Seller and provided to Depositor and will compare those characteristics to, and ensure their agreement with (i) the description of the Mortgage Loans contained in the Prospectus Supplement and the Offering Circular, respectively; (ii) original documentation and files of Seller maintained with respect to each Mortgage Loan; and (iii) if applicable, information with respect to such Mortgage Loans contained in the report on Form 8-K to be filed by Depositor with the Commission in connection with the offering of the Certificates. Seller will cooperate with Depositor and PriceWaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in this Section 10 and to deliver the letters required of them under the Underwriting Agreement and the Certificate Purchase Agreement.

            Section 11. Expenses; Recording Costs. Seller agrees to pay to Depositor or its designee all recording and filing fees incurred in connection with the recording or filing of the documents listed in Section 3 of this Agreement.

            Section 12. Notices. All communications hereunder will be in writing, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, 5th Floor, New York, New York 10010,
Attention: Allan J. Baum, Telecopy No.: (212) 325-8162; and (b) if sent to Seller, will be mailed, delivered or telecopied to it at Credit Suisse First Boston Mortgage Capital LLC, Eleven Madison Avenue, New York, New York 10010,
Attention: President, Telecopy No.: (212) 325-8160.


            Section 13. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 14. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated July 27, 2000 among Seller, Depositor and the Underwriters, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 9 of this Agreement, may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor because of such ownership.

            Section 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 16. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 17. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other parties may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 18. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 19. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                 (i) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Mortgage Notes, Mortgages and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule, including all replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

                 (ii)all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                 (iii) all cash and non-cash proceeds of the collateral described in (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law. Seller, Depositor or their assignee at the direction of Seller shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Section 20. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                    * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    CAPITAL LLC,
                                       as Seller

                                    By:_______________________________________
                                       Name:
                                       Title:



                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.,
                                       as Depositor

                                    By:_______________________________________
                                       Name:
                                      Title:      Vice President

                                                                    SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of July 11, 2000, between Credit Suisse First Boston Mortgage Capital LLC (" the Seller") and Credit Suisse First Boston Mortgage Securities Corp. (" the Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement, the Underwriting Agreement or the Certificate Purchase Agreement, as the case may be.

            "Borrower" means the borrower under the Mortgage Loan.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated July 27, 2000, between Depositor and the Initial Purchasers.

            "Certificates" means each class of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-C1.

            "Closing Date" means August 4, 2000.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Cut-off Date" means, July 11, 2000.

            "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

            "Initial Purchasers" means Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated.

            "Investment Officer" means any employee of Seller designated by Seller as an "investment officer" or whose title includes the words "investment officer."

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the Originator and the Borrower, pursuant to which such Mortgage Loan was made.

            "Mortgage Loan Pool" means the pool of Mortgage Loans, which are the primary assetspof the Trust Fund.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of the Agreement.

            "Mortgage Loans" means the mortgage loans to be sold to Depositor pursuant to the Agreement, specifically identified in the Mortgage Loan Schedule to the Agreement.

            "Offered Certificates" means the Class A-1, Class A-2, Class B, Class C and Class D Certificates.

            "Offering Circular" means the confidential offering circular dated July 27, 2000, describing certain classes of the Certificates.

            "Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of July 11, 2000, among the Servicer, the Special Servicer, Depositor and the Trustee, including the Mortgage Loan Schedule annexed thereto.

            "Prospectus" means the Prospectus, dated October 12, 1999.

            "Prospectus Supplement" means the Prospectus Supplement, dated July 27, 2000, relating to the Offered Certificates.

            "Underwriters"  means Credit Suisse First Boston  Corporation  and
             ------------
Morgan Stanley & Co. Incorporated.

            "Underwriting Agreement" means the Underwriting Agreement, dated July 27, 2000, between Depositor and the Underwriters.

                                                                 SCHEDULE II-A



                             MORTGAGE LOAN SCHEDULE

                                                                 SCHEDULE II-B



             MORTGAGE LOAN SCHEDULE (LOANS SOLD BY NCCB TO CSFB)

                                                                  SCHEDULE III



                 MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

                                                                   SCHEDULE IV



                         MORTGAGE LOANS WITH LOST NOTES

                                                                    SCHEDULE V


                             EXCEPTIONS TO SELLER'S

                         REPRESENTATIONS AND WARRANTIES

            Reference is made to the Representations and Warranties contained in Exhibit A corresponding to the roman numerals listed below:

            [CURRENTLY PROVIDED AS SEPARATE DOCUMENT]

EXHIBIT A-1

                   REPRESENTATIONS AND WARRANTIES OF SELLER
                 REGARDING THE MORTGAGE LOANS ON SCHEDULE A-1

            The Seller represents and warrants with respect to each Mortgage Loan, as applicable, that as of the date hereof:

               (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

               (ii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

               (iii) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

               (iv) Each related Mortgage Note, Mortgage, assignment of leases (if any) and other agreement executed in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim, or right of rescission available to the related borrower with respect to such Mortgage Note, Mortgage, assignment of leases and other agreements;

               (v) Each related assignment of leases creates a valid first priority collateral or first priority assignment of, or a valid first priority security interest in, certain rights under the related lease, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease, including the right to operate the related Mortgaged Property; no person other than the related borrower owns any interest in any payments due under such lease that is superior to or of equal priority with the lender's interest therein;

               (vi) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the assignment of leases, if any, or assignment of any other agreement executed in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (vii) Since origination, and except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and, each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

               (viii) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein (except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of general principles of equity).

               (ix) The Seller has not taken any action that would cause the representations and warranties made by each related borrower in the Mortgage Loan not to be true;

               (x) The Seller has no knowledge that the material representations and warranties made by each related borrower in such Mortgage Loan are not true in any material respect;

               (xi) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the original principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller and its successors and assigns as to such lien, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property (items (a), (b) and (c) collectively, "Permitted Encumbrances"); the premium for such policy was paid in full; such policy was issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located and is assignable to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

               (xii) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Seller covenants that it will not make any future advances under the Mortgage Loan to the related borrower;

               (xiii) As of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the Closing Date, each related Mortgaged Property is free of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan or reserves have been established to remediate such damage and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value of the Mortgaged Property;

               (xiv) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgage Property within three months of origination of the Mortgage Loan;

               (xv) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

               (xvi) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

               (xvii) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; and any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

               (xviii) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary industry standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement;

               (xix) All taxes and governmental assessments that became due and owing prior to the Closing Date with respect to each related Mortgaged Property have been paid or an escrow of funds in an amount sufficient to cover such payments has been established;

               (xx) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith and all such escrows and deposits have been conveyed by the Seller to the Depositor and identified as such with appropriate detail;

               (xxi) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the replacement cost (with no deduction for physical depreciation) and the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

               (xxii) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (a) material non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration;

               (xxiii) No Mortgage Loan has been more than 30 days delinquent since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent;

               (xxiv) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the borrower which would interfere with such right to foreclose (except as may be imposed by bankruptcy, insolvency, moratorium, redemption or other similar laws affecting creditors' rights generally, or by general principles of equity) and to the Seller's knowledge, no borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

               (xxv) At origination, each borrower represented and warranted that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower or an affiliate or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental engineer in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, funds sufficient to cure such findings have been escrowed by the related borrower and held by the related mortgagee or an operations and maintenance program has been required to be instituted by the related borrower. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in certain environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

               (xxvi) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members and other estate related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a controlling interest in the related Borrower is directly or indirectly transferred or sold;

               (xxvii) All improvements included in any MAI appraisals are within the boundaries of the related Mortgaged Property, except for de minimis encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom and no improvements on adjoining parcels encroach onto the related Mortgaged Property except for de minimis encroachments;

               (xxviii) The mortgage loan schedule which is attached as an exhibit to the Pooling and Servicing Agreement is complete and accurate in all material respects as of the dates of the information set forth therein;

               (xxix) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                  (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                  (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                  (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

                  (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                  (E) The ground lease is assignable to the lender under the leasehold estate and its assigns without the consent of the lessor thereunder;

                  (F) As of the Closing Date, the ground lease is in full force and effect, the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                  (G) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

                  (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                  (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                  (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                  (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

                  (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

               (xxx) With respect to Mortgage Loans that are cross-collateralized, all other loans that are cross-collateralized by such Mortgage Loans are included in the Trust Fund;

               (xxxi) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the Closing Date;

               (xxxii) (1) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an MAI appraisal conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis) and
(B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregate basis);

               (xxxiii) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the related Mortgage Loan Purchase Agreement;

               (xxxiv) The loan documents executed in connection with each Mortgage Loan require that the related borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, that is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

               (xxxv) Each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans;

               (xxxvi) Each borrower covenants in the Mortgage Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

               (xxxvii) Each Mortgaged Property is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and is a separate tax parcel;

               (xxxviii) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency, with respect to certain Mortgage Loans, or the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards, the terms of the Mortgage Loan require the borrower to maintain flood insurance or at such borrowers failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower;

               (xxxix) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee;

               (xl)     RESERVED.

               (xli)    RESERVED.

               (xlii) Except as disclosed in the Prospectus Supplement, to the knowledge of the Seller as of the Closing Date, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

               (xliii) No advance of funds has been made by the Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the Preferred Interest Holder, as disclosed in the Prospectus Supplement) and no funds have been received from any person other than, or on behalf of, the related borrower for, or on account of, payments due on the Mortgage Loan;

               (xliv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or failure to be so authorized did not materially affect the ability of such holder to transact business in the jurisdiction in which each related Mortgaged Property is located while such entity was the holder;

               (xlv)    All   collateral  for  the  Mortgage  Loans  is  being
transferred as part of the Mortgage Loans;

               (xlvi) Except as disclosed in the Prospectus Supplement, in connection with Crossed Loans and Multi-Property Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) releases of unimproved out-parcels or (c) releases of portions of the Mortgaged Property which will not have a material adverse effect on the value of the collateral for the related Mortgage Loan;

               (xlvii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all Mortgage Loans other than Credit Lease Loans and with respect to all casualty losses or takings in excess of a specified percentage of the related loan amount, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

               (xlviii) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property, together with each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement executed by the Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is in suitable form for filing in the filing office in which such financing statement was filed;

               (xlix) To the Seller's knowledge, (a) all material commercial leases affecting the Mortgaged Properties securing the Mortgage Loans are in full force and effect and (b) there exists no default under any such material commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

               (l) The improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

               (li) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

               (lii) With respect to any Mortgage Loan that pursuant to the mortgage documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years of the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide independent certified public accountants certification that the collateral is sufficient to make such payments, (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, and (v) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest;

               (liii) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, (iv) fraud, and (v) any act resulting in the Mortgaged Property becoming an asset in a voluntary bankruptcy or insolvency proceeding;

               (liv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (i) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Servicer; and (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures.

               (lv) Except as disclosed in the Prospectus Supplement, not more than 5% of the aggregate initial principal amount of the Mortgage Loans have the same Mortgagor or, to the Seller's best knowledge, have mortgagors that are affiliates of each other;

               (lvi) The Participation and Intercreditor Agreement (the "L'Enfant Participation Agreement") relating to Loan No. 8 on the Mortgage Loan Schedule (the L'Enfant Loan) represents the legal, valid and binding obligations of the Seller, enforceable against the Seller, as the Other B Note Participant (as defined in the L'Enfant Participation Agreement), enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization of other similar laws affecting the enforcement of creditors rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity of at law).

               (lvii) The Intercreditor Agreement (the "1211 Avenue of the Americas Intercreditor Agreement") relating to Loan No. 3 on the Mortgage Loan Schedule (the 1211 Avenue of the Americas Loan) represents the legal, valid and binding obligations of the Seller, enforceable against the Seller, as the Other Note Holder (as defined in the 1211 Avenue of the Americas Intercreditor Agreement), enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization of other similar laws affecting the enforcement of creditors rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity of at law).

EXHIBIT A-2


                        REPRESENTATIONS AND WARRANTIES
                REGARDING THE MORTGAGE LOANS ON SCHEDULE II-B

            Seller represents and warrants with respect to each Mortgage Loan, as applicable, that, except as set forth on EXHIBIT _ annexed hereto and made a part hereof, the following statements are true and correct in all material respects, as of the date hereof:

               (i) Immediately prior to the sale, transfer and assignment to the Purchaser, no Mortgage Note or Mortgage was subject to any assignment (other than to Seller), participation or pledge, and Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

               (ii) Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Purchaser constitutes a legal, valid and binding assignment of such Mortgage Loan;

               (iii) Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

               (iv) Each related Mortgage Note, Mortgage, assignment of leases (if any) and other agreement executed in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim, or right of rescission available to the related borrower with respect to such Mortgage Note, Mortgage, assignment of leases and other agreements;

               (v) Each related assignment of leases creates a valid first priority assignment of, or a valid first priority security interest in, certain rights under the related lease, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease, including the right to operate the related Mortgaged Property; no person other than the related borrower owns any interest in any payments due under such lease that is superior to or of equal priority with the lender's interest therein;

               (vi) Each related assignment of Mortgage from Seller to the Purchaser and related assignment of the assignment of leases, if any, or assignment of any other agreement executed in connection with such Mortgage Loan from Seller to the Purchaser constitutes the legal, valid and binding assignment from Seller to the Purchaser, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (vii) Since origination, and except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and, each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

               (viii) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein (except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of general principles of equity).

               (ix) Seller has not taken any action that would cause the representations and warranties made by each related borrower in the Mortgage Loan not to be true;

               (x)      Seller   has   no   knowledge    that   the   material
representations and warranties made by each related borrower in such Mortgage Loan are not true in any material respect;

               (xi) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the original principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring Seller and its successors and assigns as to such lien, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property (items (a), (b) and (c) collectively, "Permitted Encumbrances"); the premium for such policy was paid in full; such policy was issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located and is assignable to the Purchaser and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have been made under such policy and Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

               (xii) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and Seller covenants that it will not make any future advances under the Mortgage Loan to the related borrower;

              (xiii) As of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by Seller, as applicable, and to the knowledge of Seller as of the Closing Date, each related Mortgaged Property is free of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan or reserves have been established to remediate such damage and, as of the closing date for each Mortgage Loan and, to Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value of the Mortgaged Property;

               (xiv) Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgage Property within three months of origination of the Mortgage Loan;

               (xv) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature;

               (xvi) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

              (xvii) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; and any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xviii) Neither Seller nor to Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary industry standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement;

               (xix) All taxes and governmental assessments that became due and owing prior to the Closing Date with respect to each related Mortgaged Property have been paid or an escrow of funds in an amount sufficient to cover such payments has been established;

               (xx) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of Seller or its agent and there are no deficiencies in connection therewith and all such escrows and deposits have been conveyed by Seller to the Purchaser and identified as such with appropriate detail;

               (xxi) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the replacement cost (with no deduction for physical depreciation) and the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

              (xxii) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To Seller's knowledge, there is no (a) material non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a material default, breach, violation or event of acceleration;

            (xxiii) No Mortgage Loan has been more than 30 days delinquent since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent;

             (xxiv) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the borrower which would interfere with such right to foreclose (except as may be imposed by bankruptcy, insolvency, moratorium, redemption or other similar laws affecting creditors' rights generally, or by general principles of equity) and to Seller's knowledge, no borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

              (xxv) At origination, each borrower represented and warranted that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower or an affiliate or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental engineer in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, funds sufficient to cure such findings have been escrowed by the related borrower and held by the related mortgagee or an operations and maintenance program has been required to be instituted by the related borrower. To the best of Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in certain environmental reports or other documents previously provided to the Rating Agencies; and Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

             (xxvi) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, the related Mortgaged Property is directly or indirectly transferred or sold (except for transfers of stock of the related Borrower in connection with the assignment of a proprietary lease for an apartment unit by a tenant-shareholder of the related Borrower to other persons who by virtue of such transfers become tenant-shareholders), and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members and other estate related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each Mortgage Loan with a Stated Principal Balance of over $20,000,000, also contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, a controlling interest in the related Borrower is directly or indirectly transferred or sold;

            (xxvii) All improvements included in any MAI appraisals are within the boundaries of the related Mortgaged Property, except for de minimis encroachments onto adjoining parcels for which Seller has obtained affirmative title insurance with respect to such encroachments in customary form and no improvements on adjoining parcels encroach onto the related Mortgaged Property except for de minimis encroachments;

                (xxviii) The mortgage loan schedule which is attached as an exhibit to the Pooling and Servicing Agreement is complete and accurate in all material respects as of the dates of the information set forth therein;

             (xxix) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, based upon the terms of the ground lease and any estoppel received from the ground lessor, Seller represents and warrants that:

                  (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                  (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                  (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

                  (D) Based on the title insurance policy (or binding commitment therefor) obtained by Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                  (E) The ground lease is assignable to the lender under the leasehold estate and its assigns without the consent of the lessor thereunder;

                  (F) As of the Closing Date, the ground lease is in full force and effect, Seller has no actual knowledge of any default beyond applicable notice and grace periods has occurred, and there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                  (G) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

                  (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                  (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                  (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                  (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by institutional investors, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

                  (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

               (xxx) With respect to Mortgage Loans that are cross-collateralized, all other loans that are cross-collateralized by such Mortgage Loans are included in the Trust Fund;

               (xxxi) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the Closing Date;

               (xxxii) (1) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an MAI appraisal conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis) and
(B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregate basis);

               (xxxiii) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement and the Mortgage Loan Schedule;

               (xxxiv)  Intentionally omitted;

               (xxxv) Each Mortgage Loan (i) prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property without the consent of Seller (which consent, in certain instances, Seller may not unreasonably withhold) and (ii) prohibits the related borrower from incurring any unsecured indebtedness in excess of an amount (which amount would not be viewed as commercially unreasonable) stated in the related Mortgage Loan Documents without the consent of Seller.

               (xxxvi) Each borrower covenants in the Mortgage Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

               (xxxvii) Each Mortgaged Property is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and is a separate tax parcel;

               (xxxviii) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency, with respect to certain Mortgage Loans, or the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards, the terms of the Mortgage Loan require the borrower to maintain flood insurance or at such borrowers failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower;

               (xxxix) To the knowledge of Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee;

               (xl)     Intentionally Omitted:
                        ---------------------

               (xli)    Intentionally Omitted:
                        ---------------------

              (xlii) Except as disclosed in the Prospectus Supplement, to the knowledge of Seller as of the Closing Date, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

               (xliii) Except with respect to subordinate debt disclosed in the Mortgage Loan Schedule, no advance of funds has been made by Seller to the related borrower and no funds have been received from any person other than, or on behalf of, the related borrower for, or on account of, payments due on the Mortgage Loan;

               (xliv) To the extent required under applicable law, as of the Cut-off Date, the holder of the related Mortgage Loan was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or failure to be so authorized does not materially affect the ability of such holder to transact business in the jurisdiction in which each related Mortgaged Property is located;

               (xlv)  All   collateral   for  the  Mortgage   Loans  is  being
transferred as part of the Mortgage Loans;

               (xlvi) Except as disclosed in the Prospectus Supplement, in connection with Crossed Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) releases of unimproved out-parcels or (c) releases of portions of the Mortgaged Property which will not have a material adverse effect on the value of the collateral for the related Mortgage Loan;

               (xlvii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all Mortgage Loans, and with respect to all casualty losses or takings in excess of a specified percentage of the related loan amount, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

               (xlviii) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property, together with each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to Seller and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement executed by Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to Seller) is in suitable form for filing in the filing office in which such financing statement was filed;

               (xlix) To Seller's knowledge, (a) all material commercial leases affecting the Mortgaged Properties securing the Mortgage Loans are in full force and effect and (b) there exists no default under any such material commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

               (l) The improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

               (li) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

               (lii) With respect to any Mortgage Loan that pursuant to the mortgage documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years of the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide either a certificate or opinion of an independent certified public accountants that the collateral is sufficient to make such payments, (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, and (v) the borrower is required to provide an opinion of counsel be provided that the trustee has a perfected security interest in such collateral prior to any other claim or interest;

               (liii) With respect to Mortgage Loan Nos. 92, 135 and 145, such Mortgage Loans are fully recourse to the related Borrowers. Certain of the Mortgage Loans are non-recourse to the shareholders, officers and/or directors of the mortgagor, except with respect to damages suffered or incurred by the holder of the Mortgage relating to or arising out of (i) any claim for damages against the mortgagor relating to the misapplication of any insurance proceeds or condemnation awards with respect to the Mortgaged Property, including, without limitation, any action taken by the shareholder, officer and/or director of mortgagor on behalf of mortgagor, (ii) any claim relating to any fraud or misrepresentation by or on behalf of mortgagor, including, without limitation, any fraud or misrepresentation by the shareholder, officer and/or director of mortgagor, (iii) any claim relating to a misappropriation of any reserve accounts, security deposits or rents maintained by mortgagor, including, without limitation, any misappropriation of any reserve accounts, security deposits or rents by the shareholder, officer and/or director of mortgagor, (iv) any failure of mortgagor to comply with the provisions of the related Mortgage governing any transfer, sale, hypothecation, pledge or further encumbering of the related Mortgaged Property or any part thereof or (v) any breach by mortgagor of any of the provisions of the related Mortgage concerning hazardous materials; with respect to Mortgage Loans No. 34, 35 and 36, the Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, (iv) fraud, and (v) any act resulting in the Mortgaged Property becoming an asset in a voluntary bankruptcy or insolvency proceeding.

               (liv)    Intentionally Omitted.

               (lv) Except as disclosed in the Prospectus Supplement, not more than 5% of the aggregate initial principal amount of the Mortgage Loan Pool have the same Mortgagor or, to Seller's best knowledge, have mortgagors that are affiliates of each other.

                                    EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK_)
            ______      )  ss.:
COUNTY OF NEW YORK      )
                                                                  ,
                                        , being duly sworn, deposes and says:

            1. that he is an authorized signatory of Credit Suisse First Boston Mortgage Capital LLC ("CSFBMC");

            2.   that  CSFBMC is the owner and  holder of a  mortgage  loan in
the    original    principal    amount   of   $   secured    by   a   mortgage
(the       "Mortgage")      on      the      premises      known      as
                     located in                     ;
--------------------            --------------------

            3. (a) that CSFBMC, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a    note    in    the    original    sum    of    $    made    by
                                ,  to  Credit  Suisse  First  Boston  Mortgage
            Capital Corp., under date of                      (the "Note");

            4.   that the Note is now owned and held by CSFBMC;

            5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except CSFBMC; and

            7. upon assignment of the Note by CSFBMC to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by CSFBMC to the Trustee) CSFBMC covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of CSFBMC's or the Depositor's failure to deliver said original Note to the Trustee.

                                          CREDIT SUISSE FIRST BOSTON
                                          MORTGAGE CAPITAL LLC



                                          By:

                                             Authorized Signatory

Sworn to before me this

           day of August [__], 2000
----------

                                    EXHIBIT C

                                     FORM OF

                        ASSIGNMENT OF MORTGAGE(S) AND
                ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS

            KNOW ALL MEN BY THESE PRESENTS:

            THAT, as of , 2000, Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company, whose address is Eleven Madison Avenue, New York, New York 10010 ("ASSIGNOR") in consideration of ten and 00/100 ($10.00) dollars and other good and valuable consideration, paid by Wells Fargo Bank Minnesota, N.A., as trustee for Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-C1, whose address is 45 Broadway, New York, New York 10001 ("ASSIGNEE"), receipt of which is acknowledged by ASSIGNOR, hereby sells, assigns, transfers, sets over and conveys unto the ASSIGNEE certain mortgage(s) and assignments of leases, rents and profits and other collateral documents as follows:

              See Schedule "A" attached hereto and incorporated herein by this reference.

            TOGETHER with the note(s), debt(s) and claim(s) secured by said mortgage(s) and the covenants contained in said mortgage(s), together with all amendments, supplements and modifications thereto and all liens, financing statements, guaranties and security interests securing the payment of such notes, including, without limitation, any other documents recorded in the real property records of the jurisdiction in which the real property covered by the mortgage(s) is located with respect to such notes, and any other documents, agreements, instruments or property relating to such loan(s) and all right, title, interest, claims, demands, causes of action and judgments securing or relating to such loan(s); TO HAVE AND TO HOLD the same unto the ASSIGNEE and to the successors, legal representatives and assigns of the ASSIGNEE forever.

            THIS ASSIGNMENT is made without recourse or representation or warranty of any kind or nature, express or implied except as expressly set forth in that certain Mortgage Loan Purchase Agreement, dated as of July 11, 2000 between ASSIGNOR and Credit Suisse First Boston Mortgage Securities Corp.

            IN WITNESS WHEREOF, the ASSIGNOR has duly executed this Assignment the __ day of ________ 2000.

IN PRESENCE OF:___


                                       By:____________________________________
                                            Name:
                                            Title:

STATE OF                )
                        )  ss.:
COUNTY OF               )

            On this day of , 2000, before me the undersigned, a NOTARY PUBLIC OF , personally appeared , as ______of Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company, who, I am satisfied, was the maker of the foregoing instrument and who then stated and acknowledged to me that, as such officer and maker (1) he was authorized to execute the foregoing instrument on behalf of said limited liability company and (2) he executed said instrument as the act and deed of said limited liability company.

            IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the day and year last above written.



                                       Signature______________________________
                                       Print Name_____________________________
                                       Residing at____________________________
                                                  ____________________________
                                                  ____________________________



                                                A NOTARY PUBLIC OF____________

[AFFIX SEAL]                      My Commission expires on____________________

                             ASSIGNMENT OF MORTGAGE

                                       AND

                ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS

               CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                                       TO

                WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE



                            RECORD AND RETURN TO:

                                    Exhibit D

                    Form of Seller's In-House Counsel Opinion

================================================================================


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                 CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                                    (Seller)

                   -------------------------------------------

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of July 11, 2000

                   -------------------------------------------

================================================================================

                                TABLE OF CONTENTS

                                                                            Page

Section 1.     Transactions on or Prior to the Closing Date.................
Section 2.     Closing Date Actions.........................................
Section 3.     Conveyance of Mortgage Loans.................................
Section 4.     Depositor's Conditions to Closing............................
Section 5.     Seller's Conditions to Closing...............................
Section 6.     Representations and Warranties of Seller.....................
Section 7.     Obligations of Seller........................................
Section 8.     Representations and Warranties of Depositor..................
Section 9.     Survival of Certain Representations, Warranties and Covenants
Section 10.    Accountant's Letters.........................................
Section 11.    Expenses; Recording Costs....................................
Section 12.    Notices......................................................
Section 13.    Examination of Mortgage Files................................
Section 14.    Successors...................................................
Section 15.    Governing Law................................................
Section 16.    Severability.................................................
Section 17.    Further Assurances...........................................
Section 18.    Counterparts.................................................
Section 19.    Treatment as Security Agreement..............................
Section 20.    Recordation of Agreement.....................................

Schedule I     Schedule of Transaction Terms
Schedule II    Mortgage Loan Schedule

Schedule III   Mortgage Loans Constituting Mortgage Groups
Schedule IV    Mortgage Loans with Lost Mortgage Notes

 Schedule V    Exceptions with Respect to Seller's Representations and
               Warranties

Exhibit A      Representations and Warranties of Seller Regarding the
               Mortgage Loans
Exhibit B      Form of Lost Mortgage Note Affidavit

Exhibit C      Form of Assignment of Mortgage(s) and Assignment of Assignment
               of Lessor's Interests in Leases, Rents and Profits
Exhibit D      Form of Seller's In-House Counsel Opinion

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of July 11, 2000, is made by and between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Seller") and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. Depositor intends to deposit the Mortgage Loans and other assets into the Trust Fund created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"), against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing shall take place at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price (as defined herein) shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to [____%] of the aggregate outstanding principal balance of the Mortgage Loans, after giving effect to any scheduled monthly payments due on or prior to the Cut-off Date, plus accrued interest at the weighted average Mortgage Rate from the Cut-off Date to but not including the Closing Date.

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under each of the Mortgage Loans identified on the Mortgage Loan Schedule and all property of Seller described in Section 19 of this Agreement. On or prior to the Closing Date, each Mortgage File shall be delivered by Seller to the Trustee. Each Mortgage File shall contain the following documents:

            (a) the original Mortgage Note, or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note" affidavit substantially in the form of Exhibit B hereto and a true and complete copy of the Mortgage Note, bearing, or accompanied by, all prior and intervening endorsements or assignments thereof showing a complete chain of endorsement or assignment from the Originator of the related Mortgage Loan to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-C1, without recourse, representation or warranty, express or implied;"

            (b) a duplicate original Mortgage (or a certified copy thereof from the applicable recording office) and originals (or certified copies from the applicable recording office) of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller, in each case with evidence of recording indicated thereon;

            (c) an original (or a true and complete copy if the original has been sent by the Seller for recordation) Assignment of Mortgage substantially in the form of Exhibit C hereto, in recordable form, from Seller to Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-C1;

            (d) an original Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form;

            (e) an original (or a true and complete copy if the original has been sent by the Seller for recordation) of any related assignment of Assignment of Leases (if such item is a document separate from the Mortgage) substantially in the form of Exhibit C hereto and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller, in each case with evidence of recording thereon;

            (f) an original or a true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller;

            (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), in recordable form, executed by Seller in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-C1;

            (h) originals or true and complete copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the related Mortgage or Mortgage Note or any related security document have been modified or the related Mortgage Loan has been assumed;

            (i) the original lender's title insurance policy or a copy thereof effective as of the date of the recordation of the related Mortgage Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, or if the policy has not yet been issued, a written binding commitment or interim binder, dated as of the date the related Mortgage Loan was funded;

            (j) the original or a true and complete copy of any guaranty of the obligations of the Mortgagor under the related Mortgage Loan and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the related Mortgage Loan to Seller, in each case with evidence of recording thereon;

            (k) all UCC Financing Statements and continuation statements or copies thereof filed with respect to the Mortgage Loans;

            (l) the original or a true and complete copy of the power of attorney (with evidence of recording thereon) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

            (m) any intercreditor agreement relating to any debt of a Borrower secured by the related Mortgaged Property other than the related Mortgage Loan;

            (n) if any related Lock-Box Agreement or Cash Collateral Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-2 or UCC-3 financing statements assigning such security interest to the Trustee on behalf of the Certificateholders);

            (o)   any Loan Agreement;

            (p)   [reserved];

            (q)   any environmental insurance policies;

            (r)   [reserved];

            (s) letters of credit, if any, relating to the Additional Collateral Loans, including with respect to Loan Nos. 20, 21 and 22, within 120 days of the Closing Date, the original letter of credit provided by the borrower, fully assigned to the Trustee;

            (t)   the related intercreditor agreement, if any;

            (u) the applicable participation documents, including (i) the Amended and Restated Participation and Intercreditor Agreement for Loan No. 8 on the Mortgage Loan Schedule (the "L'Enfant Loan"), dated June 11, 2000, by and between the Depositor and The Chase Manhattan Bank, as trustee for Credit Suisse First Boston Mortgage Securities Corp., Commercial Pass Through Certificates, Series 1999-C1 as successor to Credit Suisse First Boston Mortgage Securities Corp., and (ii) the Co-Lender Agreement relating to the L'Enfant Loan, dated November 11, 1998, by and between The Chase Manhattan Bank, as trustee for Credit Suisse First Boston Mortgage Securities Corp., Commercial Pass Through Certificates, Series 1998 C-2 as successor to Credit Suisse First Boston Mortgage Securities Corp. and the Seller; and

            (v) any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            With respect to the L'Enfant Loan and the 1211 Avenue of the Americas Loan, document delivery requirements (other than those specified in clause (u) above) will be met by the delivery of copies of any mortgage loan documents required to be delivered under this agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan (other than the L'Enfant Loan or the 1211 Avenue of the Americas Loan, Seller cannot deliver an original recorded counterpart of any of the documents required to be delivered pursuant to clauses (b), (d), (f), (h),
(k) (with respect to UCC financing statements filed other than in accordance with the transfer contemplated by this Agreement) and (l) above with evidence of recording or filing thereon concurrently with the execution and delivery hereof, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation, Seller shall deliver, or cause to be delivered, to the Trustee a duplicate original or true copy of such document certified by the applicable public recording or filing office to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing.

            Notwithstanding the foregoing, in the event that Seller cannot deliver to the Trustee any UCC-2 or UCC-3 assignment with the filing information of the UCC-1 financing statement being assigned, solely because of a delay caused by the public filing office where such UCC-1 financing statement has been delivered for filing, Seller shall deliver or cause to be delivered to the Trustee a photocopy of such UCC-2 or UCC-3 assignment with the filing information left blank. Seller, promptly upon receipt of the applicable filing information of the UCC-1 financing statement being so assigned, shall deliver to the Trustee the original UCC-2 or UCC-3 assignment with all appropriate filing information set forth thereon.

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its affiliates solely for internal uses, shall immediately vest in Depositor and shall be forwarded by Seller to the Trustee by overnight mail for next-day delivery and retained and maintained, in trust, by the Trustee at the will of Depositor, in such custodial capacity only. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days of Seller's receipt thereof to the Servicer via wire transfer for deposit by the Servicer into the Collection Account.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

                  (i) the Mortgage Files, which shall have been delivered to and held by the Trustee on behalf of Seller;

                  (ii)  the Mortgage Loan Schedule;

                  (iii) an officer's certificate of Seller, dated as of the Closing Date, with certified copies of the charter, by-laws, and a certificate of good standing dated as of a recent date of Seller;

                  (iv) an opinion of Seller's in-house counsel, dated the Closing Date, in substantially the same form as Exhibit D attached hereto.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made herein, and on certificates or other documents furnished by officers of Seller.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the Limited Liability Company Act of the State of Delaware and the laws of the State of New York and the United States and shall not be required to express any opinion with respect to the registration or qualification of the Certificates under any applicable state or federal securities laws.

                  Such counsel shall state that, although such counsel has not specifically considered the possible applicability to Seller of any other laws, regulations, judgments, orders or decrees, no facts have been disclosed to such counsel that cause such counsel to conclude that any other consent, approval or action is required;

                  (v) an opinion of Cadwalader, Wickersham & Taft, special counsel to Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as Depositor may approve):

                  Assuming the due authorization, execution and delivery of this Agreement by Seller, this Agreement constitutes a valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except to the extent that enforcement hereof may be limited by (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect and (y) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, Seller.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the laws of the State of New York and the United States to the extent specifically referred to.

                  (vi) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Seller under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                  (A) an officer's certificate of Depositor, dated as of the
            Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                  (B) such other certificates of its officers or others and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            Section 6.  Representations and Warranties of Seller.

            (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

                 (i) Seller is duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

                 (ii)Neither the execution and delivery by Seller of this Agreement, nor the compliance by Seller with the provisions hereof, nor the consummation by Seller of transactions contemplated by this Agreement will (I) conflict with or result in a breach of, or constitute a default or result in the acceleration of any obligations under, the certificate of formation or operating agreement of Seller or, after giving effect to the consents or the taking of the actions contemplated by clause (II) of this subparagraph (ii), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Seller or its properties or any of the provisions of any material indenture or mortgage or any other material contract or instrument to which Seller is a party or by which it or any of its properties is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument (other than pursuant to this Agreement) or (II) require the consent of or notice to, or any filing with, any person, entity or governmental body, which has not been obtained or made by Seller, except where, in any of the instances contemplated by clause (I) above or this clause (II), the failure to do so will not have a material adverse effect on any transactions relating to the sale of the Mortgage Loans by Seller.

                 (iii) The execution and delivery by Seller of this Agreement, and the consummation of transactions contemplated by this Agreement on the terms set forth herein, have been duly authorized by all necessary limited liability company action on the part of Seller and are within the limited liability company power of Seller, and this Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding instrument, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

                 (iv)No consent, approval, authorization or order of, registration or filing with, or notice to any federal, state or local governmental authority or court that has not been obtained, made or given is required in connection with the execution, delivery and performance of this Agreement by Seller.

                 (v) No litigation is pending or, threatened against the Seller which would materially and adversely affect the validity of the Mortgage Loans, or the ability of the Seller to carry out any transactions relating to the sale of the Mortgage Loans by Seller.

                 (vi)Except as set forth on Schedule V hereto, the representations and warranties contained in Exhibit A-1 and Exhibit A-2 hereto are true and correct in all material respects as of the Closing Date.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, subject to Section 14 of this Agreement, notwithstanding any restrictive or qualified endorsement on the mortgage notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of any initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates.

            Upon discovery of any Defect (as defined herein) in a Mortgage File related to a Mortgage Loan, Depositor or its assignee shall promptly notify Seller in writing of such Defect and request that Seller cure such Defect within 90 days from the date Seller was notified of such Defect; provided, however, that if such Defect would cause such Mortgage Loan to be other than a "qualified mortgage" under Section 860G(a)(3) of the Code, then such cure shall be within 90 days of discovery of such Defect. A document in the Mortgage File shall be deemed to have a "Defect" if (a) any document required to be included in the Mortgage File is not in the possession of the Trustee, within the time required to be delivered pursuant to this Agreement or (b) such document has not been properly executed or is otherwise defective on its face; provided, however, that a document shall not be deemed to have a Defect if such Defect is caused by the failure by Depositor to execute such document after having been directed by Seller to execute such document. If Seller does not correct or cure such Defect within such period, Seller shall purchase such Mortgage Loan from the Trust Fund at the Purchase Price pursuant to Section 2.03 of the Pooling and Servicing Agreement.

            Within 90 days of the receipt of written notice by Seller of a breach (a "Breach") of any of the representations, warranties or covenants of Seller with respect to the Mortgage Loans set forth in Exhibit A to this Agreement (or, if any such Breach would cause the Mortgage Loan to be other than a "qualified mortgage" under Section 860G(a)(3) of the Code, within 90 days of discovery of the Breach) which, in either case, materially and adversely affects either (i) the interests of Depositor or the Certificateholders in the related Mortgage Loan or (ii) the value of the related Mortgage Loan, Seller shall cure such Breach and, if Seller does not correct or cure such Breach within such period, or if such Breach cannot be so cured, then Seller shall purchase the affected Mortgage Loan at the Purchase Price pursuant to Section 2.03 of the Pooling and Servicing Agreement. If Seller is required to repurchase any Mortgage Loan that is part of a Mortgage Group (as defined herein), Seller shall also be required to repurchase the remaining Mortgage Loans in such Mortgage Group. For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            The Purchase Price for any repurchased Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or its assignee, and Depositor or its assignee, upon receipt of such funds, shall promptly release the related Mortgage File or cause it to be released, to Seller and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in Seller title to any Mortgage Loan released pursuant hereto. The Depositor or the Servicer, as applicable, shall deliver to Seller an officer's certificate setting forth the calculation of the Purchase Price.

            Section 8.  Representations    and    Warranties   of   Depositor.
Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of or notice to, or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 9. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 11 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 10. Accountant's Letters. On or before the Closing Date, PriceWaterhouseCoopers LLP will have reviewed the characteristics of the Mortgage Loans described in (a) the Mortgage Loan Schedule attached hereto and set forth as an exhibit to the Pooling and Servicing Agreement and (b) the computer disk prepared by Seller and provided to Depositor and will compare those characteristics to, and ensure their agreement with (i) the description of the Mortgage Loans contained in the Prospectus Supplement and the Offering Circular, respectively; (ii) original documentation and files of Seller maintained with respect to each Mortgage Loan; and (iii) if applicable, information with respect to such Mortgage Loans contained in the report on Form 8-K to be filed by Depositor with the Commission in connection with the offering of the Certificates. Seller will cooperate with Depositor and PriceWaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in this Section 10 and to deliver the letters required of them under the Underwriting Agreement and the Certificate Purchase Agreement.

            Section 11. Expenses; Recording Costs. Seller agrees to pay to Depositor or its designee all recording and filing fees incurred in connection with the recording or filing of the documents listed in Section 3 of this Agreement.

            Section 12. Notices. All communications hereunder will be in writing, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, 5th Floor, New York, New York 10010, Attention: Allan J. Baum, Telecopy No.: (212) 325-8162; and (b) if sent to Seller, will be mailed, delivered or telecopied to it at Credit Suisse First Boston Mortgage Capital LLC, Eleven Madison Avenue, New York, New York 10010, Attention: President, Telecopy No.: (212) 325-8160.


            Section 13. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 14. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated July 27, 2000 among Seller, Depositor and the Underwriters, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 9 of this Agreement, may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor because of such ownership.

            Section 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 16. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 17. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other parties may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 18. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 19. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                 (i) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Mortgage Notes, Mortgages and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule, including all replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

                 (ii)all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                 (iii) all cash and non-cash proceeds of the collateral described in (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law. Seller, Depositor or their assignee at the direction of Seller shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Section 20. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                    * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    CAPITAL LLC,
                                       as Seller

                                    By:_______________________________________
                                       Name:
                                       Title:



                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.,
                                       as Depositor

                                    By:_______________________________________
                                      Name:
                                      Title:____________________________
                                            Vice President

                                                                    SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of July 11, 2000, between Credit Suisse First Boston Mortgage Capital LLC (" the Seller") and Credit Suisse First Boston Mortgage Securities Corp. (" the Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement, the Underwriting Agreement or the Certificate Purchase Agreement, as the case may be.

            "Borrower" means the borrower under the Mortgage Loan.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated July 27, 2000, between Depositor and the Initial Purchasers.

            "Certificates" means each class of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-C1.

            "Closing Date" means August 4, 2000.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Cut-off Date" means, July 11, 2000.

            "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

            "Initial Purchasers" means Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated.

            "Investment Officer" means any employee of Seller designated by Seller as an "investment officer" or whose title includes the words "investment officer."

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the Originator and the Borrower, pursuant to which such Mortgage Loan was made.

            "Mortgage Loan Pool" means the pool of Mortgage Loans, which are the primary assets of the Trust Fund.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of the Agreement.

            "Mortgage Loans" means the mortgage loans to be sold to Depositor pursuant to the Agreement, specifically identified in the Mortgage Loan Schedule to the Agreement.

            "Offered Certificates" means the Class A-1, Class A-2, Class B, Class C and Class D Certificates.

            "Offering Circular" means the confidential offering circular dated July 27, 2000, describing certain classes of the Certificates.

            "Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of July 11, 2000, among the Servicer, the Special Servicer, Depositor and the Trustee, including the Mortgage Loan Schedule annexed thereto.

            "Prospectus" means the Prospectus, dated October 12, 1999.

            "Prospectus Supplement" means the Prospectus Supplement, dated July 27, 2000, relating to the Offered Certificates.

            "Underwriters" means Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated.

            "Underwriting Agreement" means the Underwriting Agreement, dated July 27, 2000, between Depositor and the Underwriters.

                                                                 SCHEDULE II-A



                             MORTGAGE LOAN SCHEDULE

                                                                 SCHEDULE II-B



             MORTGAGE LOAN SCHEDULE (LOANS SOLD BY NCCB TO CSFB)

                                                                  SCHEDULE III



                 MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

                                                                   SCHEDULE IV



                         MORTGAGE LOANS WITH LOST NOTES

                                                                    SCHEDULE V


                             EXCEPTIONS TO SELLER'S

                         REPRESENTATIONS AND WARRANTIES

      Reference is made to the Representations and Warranties contained in Exhibit A corresponding to the roman numerals listed below:

                    [CURRENTLY PROVIDED AS SEPARATE DOCUMENT]

                                                                     EXHIBIT A-1

                   REPRESENTATIONS AND WARRANTIES OF SELLER
                 REGARDING THE MORTGAGE LOANS ON SCHEDULE A-1

            The Seller represents and warrants with respect to each Mortgage Loan, as applicable, that as of the date hereof:

               (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

               (ii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

               (iii) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

               (iv) Each related Mortgage Note, Mortgage, assignment of leases (if any) and other agreement executed in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim, or right of rescission available to the related borrower with respect to such Mortgage Note, Mortgage, assignment of leases and other agreements;

               (v) Each related assignment of leases creates a valid first priority collateral or first priority assignment of, or a valid first priority security interest in, certain rights under the related lease, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease, including the right to operate the related Mortgaged Property; no person other than the related borrower owns any interest in any payments due under such lease that is superior to or of equal priority with the lender's interest therein;

               (vi) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the assignment of leases, if any, or assignment of any other agreement executed in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (vii) Since origination, and except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and, each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

               (viii) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein (except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of general principles of equity).

               (ix) The Seller has not taken any action that would cause the representations and warranties made by each related borrower in the Mortgage Loan not to be true;

               (x) The Seller has no knowledge that the material representations and warranties made by each related borrower in such Mortgage Loan are not true in any material respect;

               (xi) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the original principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller and its successors and assigns as to such lien, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property (items (a), (b) and (c) collectively, "Permitted Encumbrances"); the premium for such policy was paid in full; such policy was issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located and is assignable to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

               (xii) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Seller covenants that it will not make any future advances under the Mortgage Loan to the related borrower;

               (xiii) As of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the Closing Date, each related Mortgaged Property is free of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan or reserves have been established to remediate such damage and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value of the Mortgaged Property;

               (xiv) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgage Property within three months of origination of the Mortgage Loan;

               (xv) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

               (xvi) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

               (xvii) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; and any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

               (xviii) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary industry standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement;

               (xix) All taxes and governmental assessments that became due and owing prior to the Closing Date with respect to each related Mortgaged Property have been paid or an escrow of funds in an amount sufficient to cover such payments has been established;

               (xx) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith and all such escrows and deposits have been conveyed by the Seller to the Depositor and identified as such with appropriate detail;

               (xxi) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the replacement cost (with no deduction for physical depreciation) and the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

               (xxii) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (a) material non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration;

               (xxiii) No Mortgage Loan has been more than 30 days delinquent since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent;

               (xxiv) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the borrower which would interfere with such right to foreclose (except as may be imposed by bankruptcy, insolvency, moratorium, redemption or other similar laws affecting creditors' rights generally, or by general principles of equity) and to the Seller's knowledge, no borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

               (xxv) At origination, each borrower represented and warranted that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower or an affiliate or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental engineer in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, funds sufficient to cure such findings have been escrowed by the related borrower and held by the related mortgagee or an operations and maintenance program has been required to be instituted by the related borrower. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in certain environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

               (xxvi) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members and other estate related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a controlling interest in the related Borrower is directly or indirectly transferred or sold;

               (xxvii) All improvements included in any MAI appraisals are within the boundaries of the related Mortgaged Property, except for de minimis encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom and no improvements on adjoining parcels encroach onto the related Mortgaged Property except for de minimis encroachments;

               (xxviii) The mortgage loan schedule which is attached as an exhibit to the Pooling and Servicing Agreement is complete and accurate in all material respects as of the dates of the information set forth therein;

               (xxix) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                  (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                  (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                  (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

                  (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                  (E) The ground lease is assignable to the lender under the leasehold estate and its assigns without the consent of the lessor thereunder;

                  (F) As of the Closing Date, the ground lease is in full force and effect, the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                  (G) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

                  (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                  (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                  (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                  (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

                  (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

               (xxx) With respect to Mortgage Loans that are cross-collateralized, all other loans that are cross-collateralized by such Mortgage Loans are included in the Trust Fund;

               (xxxi) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the Closing Date;

               (xxxii) (1) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an MAI appraisal conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis) and
(B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregate basis);

               (xxxiii) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the related Mortgage Loan Purchase Agreement;

               (xxxiv) The loan documents executed in connection with each Mortgage Loan require that the related borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, that is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

               (xxxv) Each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans;

               (xxxvi) Each borrower covenants in the Mortgage Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

               (xxxvii) Each Mortgaged Property is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and is a separate tax parcel;

               (xxxviii) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency, with respect to certain Mortgage Loans, or the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards, the terms of the Mortgage Loan require the borrower to maintain flood insurance or at such borrowers failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower;

               (xxxix) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee;

               (xl)     RESERVED.

               (xli)    RESERVED.

               (xlii) Except as disclosed in the Prospectus Supplement, to the knowledge of the Seller as of the Closing Date, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

               (xliii) No advance of funds has been made by the Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the Preferred Interest Holder, as disclosed in the Prospectus Supplement) and no funds have been received from any person other than, or on behalf of, the related borrower for, or on account of, payments due on the Mortgage Loan;

               (xliv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or failure to be so authorized did not materially affect the ability of such holder to transact business in the jurisdiction in which each related Mortgaged Property is located while such entity was the holder;

               (xlv)    All   collateral  for  the  Mortgage  Loans  is  being
transferred as part of the Mortgage Loans;

               (xlvi) Except as disclosed in the Prospectus Supplement, in connection with Crossed Loans and Multi-Property Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) releases of unimproved out-parcels or (c) releases of portions of the Mortgaged Property which will not have a material adverse effect on the value of the collateral for the related Mortgage Loan;

               (xlvii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all Mortgage Loans other than Credit Lease Loans and with respect to all casualty losses or takings in excess of a specified percentage of the related loan amount, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

               (xlviii) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property, together with each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement executed by the Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is in suitable form for filing in the filing office in which such financing statement was filed;

               (xlix) To the Seller's knowledge, (a) all material commercial leases affecting the Mortgaged Properties securing the Mortgage Loans are in full force and effect and (b) there exists no default under any such material commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

               (l) The improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

               (li) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

               (lii) With respect to any Mortgage Loan that pursuant to the mortgage documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years of the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide independent certified public accountants certification that the collateral is sufficient to make such payments, (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, and (v) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest;

               (liii) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, (iv) fraud, and (v) any act resulting in the Mortgaged Property becoming an asset in a voluntary bankruptcy or insolvency proceeding;

               (liv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (i) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Servicer; and (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures.

               (lv) Except as disclosed in the Prospectus Supplement, not more than 5% of the aggregate initial principal amount of the Mortgage Loans have the same Mortgagor or, to the Seller's best knowledge, have mortgagors that are affiliates of each other;

               (lvi) The Participation and Intercreditor Agreement (the "L'Enfant Participation Agreement") relating to Loan No. 8 on the Mortgage Loan Schedule (the L'Enfant Loan) represents the legal, valid and binding obligations of the Seller, enforceable against the Seller, as the Other B Note Participant (as defined in the L'Enfant Participation Agreement), enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization of other similar laws affecting the enforcement of creditors rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity of at law).

               (lvii) The Intercreditor Agreement (the "1211 Avenue of the Americas Intercreditor Agreement") relating to Loan No. 3 on the Mortgage Loan Schedule (the 1211 Avenue of the Americas Loan) represents the legal, valid and binding obligations of the Seller, enforceable against the Seller, as the Other Note Holder (as defined in the 1211 Avenue of the Americas Intercreditor Agreement), enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization of other similar laws affecting the enforcement of creditors rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity of at law).

                                                                     EXHIBIT A-2


                        REPRESENTATIONS AND WARRANTIES
                REGARDING THE MORTGAGE LOANS ON SCHEDULE II-B

            Seller represents and warrants with respect to each Mortgage Loan, as applicable, that, except as set forth on EXHIBIT _ annexed hereto and made a part hereof, the following statements are true and correct in all material respects, as of the date hereof:

               (i) Immediately prior to the sale, transfer and assignment to the Purchaser, no Mortgage Note or Mortgage was subject to any assignment (other than to Seller), participation or pledge, and Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

               (ii) Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Purchaser constitutes a legal, valid and binding assignment of such Mortgage Loan;

               (iii) Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

               (iv) Each related Mortgage Note, Mortgage, assignment of leases (if any) and other agreement executed in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim, or right of rescission available to the related borrower with respect to such Mortgage Note, Mortgage, assignment of leases and other agreements;

               (v) Each related assignment of leases creates a valid first priority assignment of, or a valid first priority security interest in, certain rights under the related lease, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease, including the right to operate the related Mortgaged Property; no person other than the related borrower owns any interest in any payments due under such lease that is superior to or of equal priority with the lender's interest therein;

               (vi) Each related assignment of Mortgage from Seller to the Purchaser and related assignment of the assignment of leases, if any, or assignment of any other agreement executed in connection with such Mortgage Loan from Seller to the Purchaser constitutes the legal, valid and binding assignment from Seller to the Purchaser, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (vii) Since origination, and except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and, each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

               (viii) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein (except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of general principles of equity).

               (ix) Seller has not taken any action that would cause the representations and warranties made by each related borrower in the Mortgage Loan not to be true;

               (x)      Seller   has   no   knowledge    that   the   material
representations and warranties made by each related borrower in such Mortgage Loan are not true in any material respect;

               (xi) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the original principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring Seller and its successors and assigns as to such lien, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property (items (a), (b) and (c) collectively, "Permitted Encumbrances"); the premium for such policy was paid in full; such policy was issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located and is assignable to the Purchaser and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have been made under such policy and Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

               (xii) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and Seller covenants that it will not make any future advances under the Mortgage Loan to the related borrower;

              (xiii) As of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by Seller, as applicable, and to the knowledge of Seller as of the Closing Date, each related Mortgaged Property is free of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan or reserves have been established to remediate such damage and, as of the closing date for each Mortgage Loan and, to Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value of the Mortgaged Property;

               (xiv) Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgage Property within three months of origination of the Mortgage Loan;

               (xv) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature;

               (xvi) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

              (xvii) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; and any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xviii) Neither Seller nor to Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary industry standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement;

               (xix) All taxes and governmental assessments that became due and owing prior to the Closing Date with respect to each related Mortgaged Property have been paid or an escrow of funds in an amount sufficient to cover such payments has been established;

               (xx) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of Seller or its agent and there are no deficiencies in connection therewith and all such escrows and deposits have been conveyed by Seller to the Purchaser and identified as such with appropriate detail;

               (xxi) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the replacement cost (with no deduction for physical depreciation) and the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

              (xxii) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To Seller's knowledge, there is no (a) material non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a material default, breach, violation or event of acceleration;

            (xxiii) No Mortgage Loan has been more than 30 days delinquent since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent;

             (xxiv) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the borrower which would interfere with such right to foreclose (except as may be imposed by bankruptcy, insolvency, moratorium, redemption or other similar laws affecting creditors' rights generally, or by general principles of equity) and to Seller's knowledge, no borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

              (xxv) At origination, each borrower represented and warranted that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower or an affiliate or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental engineer in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, funds sufficient to cure such findings have been escrowed by the related borrower and held by the related mortgagee or an operations and maintenance program has been required to be instituted by the related borrower. To the best of Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in certain environmental reports or other documents previously provided to the Rating Agencies; and Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

             (xxvi) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, the related Mortgaged Property is directly or indirectly transferred or sold (except for transfers of stock of the related Borrower in connection with the assignment of a proprietary lease for an apartment unit by a tenant-shareholder of the related Borrower to other persons who by virtue of such transfers become tenant-shareholders), and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members and other estate related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each Mortgage Loan with a Stated Principal Balance of over $20,000,000, also contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, a controlling interest in the related Borrower is directly or indirectly transferred or sold;

            (xxvii) All improvements included in any MAI appraisals are within the boundaries of the related Mortgaged Property, except for de minimis encroachments onto adjoining parcels for which Seller has obtained affirmative title insurance with respect to such encroachments in customary form and no improvements on adjoining parcels encroach onto the related Mortgaged Property except for de minimis encroachments;

                (xxviii) The mortgage loan schedule which is attached as an exhibit to the Pooling and Servicing Agreement is complete and accurate in all material respects as of the dates of the information set forth therein;

             (xxix) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, based upon the terms of the ground lease and any estoppel received from the ground lessor, Seller represents and warrants that:

                  (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                  (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                  (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

                  (D) Based on the title insurance policy (or binding commitment therefor) obtained by Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                  (E) The ground lease is assignable to the lender under the leasehold estate and its assigns without the consent of the lessor thereunder;

                  (F) As of the Closing Date, the ground lease is in full force and effect, Seller has no actual knowledge of any default beyond applicable notice and grace periods has occurred, and there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                  (G) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

                  (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                  (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                  (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                  (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by institutional investors, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

                  (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

               (xxx) With respect to Mortgage Loans that are cross-collateralized, all other loans that are cross-collateralized by such Mortgage Loans are included in the Trust Fund;

               (xxxi) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the Closing Date;

               (xxxii) (1) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an MAI appraisal conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis) and
(B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregate basis);

               (xxxiii) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement and the Mortgage Loan Schedule;

               (xxxiv)  Intentionally omitted;

               (xxxv) Each Mortgage Loan (i) prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property without the consent of Seller (which consent, in certain instances, Seller may not unreasonably withhold) and (ii) prohibits the related borrower from incurring any unsecured indebtedness in excess of an amount (which amount would not be viewed as commercially unreasonable) stated in the related Mortgage Loan Documents without the consent of Seller.

               (xxxvi) Each borrower covenants in the Mortgage Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

               (xxxvii) Each Mortgaged Property is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and is a separate tax parcel;

               (xxxviii) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency, with respect to certain Mortgage Loans, or the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards, the terms of the Mortgage Loan require the borrower to maintain flood insurance or at such borrowers failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower;

               (xxxix) To the knowledge of Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee;

               (xl)     Intentionally Omitted:

               (xli)    Intentionally Omitted:

              (xlii) Except as disclosed in the Prospectus Supplement, to the knowledge of Seller as of the Closing Date, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

               (xliii) Except with respect to subordinate debt disclosed in the Mortgage Loan Schedule, no advance of funds has been made by Seller to the related borrower and no funds have been received from any person other than, or on behalf of, the related borrower for, or on account of, payments due on the Mortgage Loan;

               (xliv) To the extent required under applicable law, as of the Cut-off Date, the holder of the related Mortgage Loan was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or failure to be so authorized does not materially affect the ability of such holder to transact business in the jurisdiction in which each related Mortgaged Property is located;

               (xlv)  All   collateral   for  the  Mortgage   Loans  is  being
transferred as part of the Mortgage Loans;

               (xlvi) Except as disclosed in the Prospectus Supplement, in connection with Crossed Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) releases of unimproved out-parcels or (c) releases of portions of the Mortgaged Property which will not have a material adverse effect on the value of the collateral for the related Mortgage Loan;

               (xlvii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all Mortgage Loans, and with respect to all casualty losses or takings in excess of a specified percentage of the related loan amount, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

               (xlviii) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property, together with each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to Seller and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement executed by Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to Seller) is in suitable form for filing in the filing office in which such financing statement was filed;

               (xlix) To Seller's knowledge, (a) all material commercial leases affecting the Mortgaged Properties securing the Mortgage Loans are in full force and effect and (b) there exists no default under any such material commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

               (l) The improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

               (li) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

               (lii) With respect to any Mortgage Loan that pursuant to the mortgage documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years of the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide either a certificate or opinion of an independent certified public accountants that the collateral is sufficient to make such payments, (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, and (v) the borrower is required to provide an opinion of counsel be provided that the trustee has a perfected security interest in such collateral prior to any other claim or interest;

               (liii) With respect to Mortgage Loan Nos. 92, 135 and 145, such Mortgage Loans are fully recourse to the related Borrowers. Certain of the Mortgage Loans are non-recourse to the shareholders, officers and/or directors of the mortgagor, except with respect to damages suffered or incurred by the holder of the Mortgage relating to or arising out of (i) any claim for damages against the mortgagor relating to the misapplication of any insurance proceeds or condemnation awards with respect to the Mortgaged Property, including, without limitation, any action taken by the shareholder, officer and/or director of mortgagor on behalf of mortgagor, (ii) any claim relating to any fraud or misrepresentation by or on behalf of mortgagor, including, without limitation, any fraud or misrepresentation by the shareholder, officer and/or director of mortgagor, (iii) any claim relating to a misappropriation of any reserve accounts, security deposits or rents maintained by mortgagor, including, without limitation, any misappropriation of any reserve accounts, security deposits or rents by the shareholder, officer and/or director of mortgagor, (iv) any failure of mortgagor to comply with the provisions of the related Mortgage governing any transfer, sale, hypothecation, pledge or further encumbering of the related Mortgaged Property or any part thereof or (v) any breach by mortgagor of any of the provisions of the related Mortgage concerning hazardous materials; with respect to Mortgage Loans No. 34, 35 and 36, the Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, (iv) fraud, and (v) any act resulting in the Mortgaged Property becoming an asset in a voluntary bankruptcy or insolvency proceeding.

               (liv)    Intentionally Omitted.

               (lv) Except as disclosed in the Prospectus Supplement, not more than 5% of the aggregate initial principal amount of the Mortgage Loan Pool have the same Mortgagor or, to Seller's best knowledge, have mortgagors that are affiliates of each other.

                                    EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK_)
            ______      )  ss.:
COUNTY OF NEW YORK      )
                                                                  ,
                                        , being duly sworn, deposes and says:

            1. that he is an authorized signatory of Credit Suisse First Boston Mortgage Capital LLC ("CSFBMC");

            2. that CSFBMC is the owner and holder of a mortgage loan in the original principal amount of $ secured by a mortgage (the "Mortgage") on the premises known as ______________________ located in ___________________ ;

            3. (a) that CSFBMC, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a    note    in    the    original    sum    of    $    made    by
            ___________________ , to Credit Suisse First Boston Mortgage Capital Corp., under date of _________________ (the "Note");

            4.   that the Note is now owned and held by CSFBMC;

            5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except CSFBMC; and

            7. upon assignment of the Note by CSFBMC to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by CSFBMC to the Trustee) CSFBMC covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of CSFBMC's or the Depositor's failure to deliver said original Note to the Trustee.

                                          CREDIT SUISSE FIRST BOSTON
                                          MORTGAGE CAPITAL LLC



                                          By:

                                             Authorized Signatory

Sworn to before me this

day of August [__], 2000

                                    EXHIBIT C

                                     FORM OF

                          ASSIGNMENT OF MORTGAGE(S) AND
                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS

            KNOW ALL MEN BY THESE PRESENTS:

            THAT, as of , 2000, Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company, whose address is Eleven Madison Avenue, New York, New York 10010 ("ASSIGNOR") in consideration of ten and 00/100 ($10.00) dollars and other good and valuable consideration, paid by Wells Fargo Bank Minnesota, N.A., as trustee for Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-C1, whose address is 45 Broadway, New York, New York 10001 ("ASSIGNEE"), receipt of which is acknowledged by ASSIGNOR, hereby sells, assigns, transfers, sets over and conveys unto the ASSIGNEE certain mortgage(s) and assignments of leases, rents and profits and other collateral documents as follows:

            See Schedule "A" attached hereto and incorporated herein by this reference.

            TOGETHER with the note(s), debt(s) and claim(s) secured by said mortgage(s) and the covenants contained in said mortgage(s), together with all amendments, supplements and modifications thereto and all liens, financing statements, guaranties and security interests securing the payment of such notes, including, without limitation, any other documents recorded in the real property records of the jurisdiction in which the real property covered by the mortgage(s) is located with respect to such notes, and any other documents, agreements, instruments or property relating to such loan(s) and all right, title, interest, claims, demands, causes of action and judgments securing or relating to such loan(s); TO HAVE AND TO HOLD the same unto the ASSIGNEE and to the successors, legal representatives and assigns of the ASSIGNEE forever.

            THIS ASSIGNMENT is made without recourse or representation or warranty of any kind or nature, express or implied except as expressly set forth in that certain Mortgage Loan Purchase Agreement, dated as of July 11, 2000 between ASSIGNOR and Credit Suisse First Boston Mortgage Securities Corp.

            IN WITNESS WHEREOF, the ASSIGNOR has duly executed this Assignment the __ day of ________ 2000.

IN PRESENCE OF:___


                                       By:____________________________________
                                            Name:
                                            Title:

STATE OF                )
                        )  ss.:
COUNTY OF               )

            On this day of , 2000, before me the undersigned, a NOTARY PUBLIC OF , personally appeared , as ______of Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company, who, I am satisfied, was the maker of the foregoing instrument and who then stated and acknowledged to me that, as such officer and maker (1) he was authorized to execute the foregoing instrument on behalf of said limited liability company and (2) he executed said instrument as the act and deed of said limited liability company.

            IN TESTIMONY  WHEREOF,  I have hereunto set my hand and affixed my
official       seal       at      my       office       in       the       day
and year last above written.



                                       Signature______________________________
                                       Print Name_____________________________
                                       Residing at____________________________



                                                A NOTARY PUBLIC OF____________

[AFFIX SEAL]                      My Commission expires on____________________

                             ASSIGNMENT OF MORTGAGE

                                       AND

                ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS

               CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                                       TO

                WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE



                            RECORD AND RETURN TO:

                                    Exhibit D

                  Form of Seller's In-House Counsel Opinion